UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – June 10, 2014

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01	Other Events

In connection with the Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission by Extended Stay America, Inc. and Extended Stay Hospitality (together, the “Company”) on June 10, 2014, attached as Exhibit 99.1 is certain information with respect to the Company that has not previously been reported to the public, which is incorporated herein by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Certain information with respect to the Company that has not previously been reported to the public.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: June 10, 2014	By:	/s/ Ross W. McCanless
		Name:	Ross W. McCanless
		Title:	Chief Legal Officer and General Counsel

ESH HOSPITALITY, INC.

Date: June 10, 2014	By:	/s/ Ross W. McCanless
		Name:	Ross W. McCanless
		Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Certain information with respect to the Company that has not previously been reported to the public.